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The warrants represented by this certificate will be void and of no value unless exercised in accordance with the terms by 5:00 p.m. (CST) on __________, 20__.



                                     FORM OF
                             SHARE PURCHASE WARRANT
                           TO ACQUIRE COMMON SHARES OF


                                 GLOBALNET, INC.


                     (Incorporated under the laws of Nevada)



      THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                AND IS NOT TRANSFERABLE EXCEPT AS PROVIDED HEREIN


WARRANT CERTIFICATE                      Certificate for _______ Warrants, each
NO. ___________________                  entitling the holder to acquire one
                                         common share of GlobalNet, Inc.


                  THIS IS TO CERTIFY THAT, for value received,


                                  [          ]


or registered assigns, (the "Warrant Holder") is the registered holder of the number of Warrants ("Warrants") set forth above. Each Warrant entitles the holder to purchase from GlobalNet, Inc., a corporation incorporated under the laws of the State of Nevada ("Company"), subject to the terms and conditions set forth hereinafter at any time on or before the close of business on ___________, 20__ or, if such Warrant is redeemed at any time prior to the effective time of such redemption (the "Expiration Date"), one fully paid and non-assessable share of Common Stock of the Company ("Common Stock") on presentation and surrender of this Warrant Certificate, with the instructions for the registration and delivery of Common Stock filled in, at the corporate offices of the Company, and on payment of the Exercise Price and any applicable taxes paid either in cash, or by certified or official bank check, payable in lawful money of the United States of America to the order of the Company. Each Warrant initially entitles the holder to purchase one share of Common Stock for $ ____ per share at any time on or before the Expiration Date. The number and kind of securities or other property for which the Warrants are exercisable are subject to further adjustment in certain events, such as mergers, splits, stock dividends and re-capitalizations, to prevent dilution. All Warrants not exercised on or before ________, 20__ will expire.

The Company shall not be required on the exercise of the Warrants evidenced by this Warrant Certificate to issue fractions of Warrants, Common Stock or other securities, but shall make adjustment therefor in cash on the basis of the current market value of any fractional interest.

In certain cases, the sale of securities by the Company on exercise of Warrants would violate the securities laws of the United States, certain states or other jurisdictions. The Company has agreed to use all commercially reasonable efforts to cause a registration statement to be filed during the term of the Warrants with respect to such sales under the Securities Act of 1933, and to take such action under the laws of various states as may be required to cause the sale of securities on exercise to be lawful. However, the Company will not be required to honor the exercise of Warrants if, in the opinion of the Board of Directors, on advice of counsel, the sale of securities on such exercise would be unlawful. The Company has provided no guarantee that the underlying securities to be issued on exercise of the Warrants will be registered in the future.


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This Warrant Certificate, with or without other Certificates, on surrender at the corporate offices of the Company, may be exchanged for another Warrant Certificate or Certificates which evidences in the aggregate the same number of Warrants as the Warrant Certificate or Certificates so surrendered. If the Warrants evidenced by this Warrant Certificate shall be exercised in part, the holder shall be entitled to receive on surrender another Warrant Certificate or Certificates which evidences the number of Warrants not so exercised.

No holder of this Warrant Certificate, as such, shall be entitled to vote, receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise for any purpose whatever, nor shall anything herein be construed to confer on the holder of this Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or on any matter submitted to stockholders at any meeting, or give or withhold consent to any corporate action (whether on any matter submitted to stockholders at any meeting, or give or withhold consent to any merger, recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, conveyance or otherwise) or to receive notice of meetings or other actions affecting stockholders or to receive dividends or subscription rights or otherwise until the Warrants evidenced by this Warrant Certificate has been exercised and the Common Stock purchasable on the exercise shall have become deliverable.

If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Company's Common Stock or other class of stock purchasable on the exercise of the Warrants evidenced by this Warrant Certificate are closed for any purpose, the Company shall not be required to make delivery of certificates for shares purchasable on such transfer until the date of the reopening of said transfer books.

Every holder of this Warrant Certificate by accepting the same consents and agrees with the Company, the Warrant Agent, and with every other holder of a Warrant Certificate that:

(a) this Warrant Certificate is transferable on the registry books of the Company only on the terms and conditions set forth herein, and

(b) the Company and the Warrant Agent may deem and treat the person in whose name this Warrant Certificate is registered as the absolute owner (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or the Warrant Agent) for all purposes whatever and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

The Company shall not be required to issue or deliver any certificate for shares of Common Stock or other securities on the exercise of Warrants evidenced by this Warrant Certificate until any tax which may be payable in respect by the holder of this Warrant Certificate has been paid, such tax being payable by the holder of this Warrant Certificate at the time of surrender.

WITNESS the facsimile signatures of the proper officers of the Company and its corporate seal.

Dated for reference: ____________, 20__

GLOBALNET, INC.



By: _____________________________________
Chief Executive Officer


Attest: __________________________________
Secretary


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                                  EXERCISE FORM



TO:     GLOBALNET, INC.

        (the "Company")

The undersigned hereby subscribes for ___________ common shares of the *_* common shares in the capital stock of the Company referred to in the warrant certificate surrendered herewith according to the terms and conditions and herewith makes payment of cash, wire transfer, or certified check of the purchase price in full for the said shares.

Please issue a certificate for the shares being purchased as follows in the name of the undersigned:

        Name:     ___________________________

        Address:  ___________________________

                  ___________________________

                  ___________________________

Please deliver the share certificate and, if applicable, a warrant certificate in respect of the common shares referred to in the warrant certificate surrendered herewith but not presently subscribed for, to the undersigned.

        DATED this ___________ day of ______________________, 20__.



- ------------------------------------
Signature Guaranteed



                                            Per: ______________________________

                                            Per: ______________________________


                         INSTRUCTIONS TO WARRANT HOLDERS


        The registered holder may exercise his right to acquire common shares in the capital of the Company by completing the above form and surrendering this warrant certificate to GlobalNet, Inc. at its corporate office. The rights of the registered holder cease if the Warrants are not exercised prior to 5:00 p.m.
(CST) on the Expiration Date.

        For your own protection, it would be wise to register if forwarding by mail. The maximum number of common shares which you may acquire is set out in the upper right hand corner of the face of this warrant certificate. Certificates for shares and certificates for any remaining warrants will be delivered or mailed as soon as practicable after your exercise. Terms and expressions used above shall have the meanings attributed thereto in the warrant certificate.